UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 12, 2011
SPANISH BROADCASTING SYSTEM, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27823	13-3827791

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2601 South Bayshore Drive, PH II, Coconut Grove, Florida	33133

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (305) 441-6901
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
As initially announced on October 12, 2010, Spanish Broadcasting System, Inc. (the “Company”) received a written deficiency notice (the “Notice”) from The Nasdaq Stock Market (“NASDAQ”), advising us that the closing bid price of our Class A common stock for the previous 30 consecutive business days had been below the minimum $1.00 per share required for continued listing on the NASDAQ Global Market pursuant to NASDAQ Listing Rule 5450(a)(1) (the “Rule”). The Notice also stated that, in accordance with NASDAQ Listing Rule 5810(c)(3)(A), we would be provided 180 calendar days, or until April 11, 2011, to regain compliance with the Rule. To regain compliance, the closing bid price of our common stock had to remain at or above $1.00 per share for a minimum of 10 consecutive business days prior to the market close on April 11, 2011.
The Company did not regain compliance with the $1.00 minimum bid price requirement by April 11, 2011. Accordingly, on April 12, 2011, the Company received written notification from NASDAQ (the “Staff Determination”) that unless the Company requests a hearing before the NASDAQ Hearings Panel on or before 4:00 p.m. Eastern Time on April 19, 2011, the Company’s common stock will be delisted from the NASDAQ at the opening of business on April 21, 2011. The Company intends to request a hearing before the NASDAQ Hearings Panel to address the minimum bid price deficiency, which request will stay any action with respect to the Staff Determination until the NASDAQ Hearings Panel renders a decision subsequent to the hearing. However, there can be no assurance that NASDAQ will grant the Company’s request for continued listing.
In connection with the receipt of the Staff Determination, the Company issued the press release attached to this Current Form on Form 8-K as Exhibit 99.1 on April 15, 2011 announcing its receipt of the Staff Determination from NASDAQ and its intention to request a hearing before the NASDAQ Hearings Panel, as described above. The contents of the press release are incorporated by reference into this Item 3.01, and the press release is deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

99.1	Press Release of Spanish Broadcasting System, Inc. dated April 15, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPANISH BROADCASTING SYSTEM, INC.
April 15, 2011	By:	/s/ Joseph A. García
Joseph A. García
Chief Financial Officer, Chief Administrative Officer, Senior Executive Vice President and Secretary

Exhibit Index

Exhibit Number	Description

99.1	Press Release of Spanish Broadcasting System, Inc. dated April 15, 2011.

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